DERIVATIVE INSTRUMENTS	6 Months Ended
Jun. 30, 2013
Summary of Derivative Instruments [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 6:-      DERIVATIVE INSTRUMENTS

A significant portion of the Company's revenues, expenses and earnings is exposed to changes in foreign exchange rates. Depending on market conditions, foreign exchange risk is also managed through the use of derivative financial instruments. These financial instruments serve to protect net income against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. The derivative instruments hedge or offset exposures to Euro, Japanese Yen and NIS exchange rate fluctuations.

The Company has instituted a foreign currency cash flow hedging program in order to hedge against the risk of overall changes in future cash flows. The Company hedges portions of its forecasted expenses denominated in NIS with currency forwards contracts and put and call options. These forward and option contracts are designated as cash flow hedges.

The notional principal of foreign exchange contracts to purchase NIS with U.S. dollars was $  519 and none as of December 31, 2012 and June 30, 2013, respectively. The notional principal of foreign exchange contracts to purchase U.S. dollars with Japanese Yen was 1,276 as of December 31, 2012 and $  405  as of June 30, 2013, respectively.